                                                                    Exhibit 99.1



         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT
                                   INFORMATION

The unaudited pro forma condensed consolidated financial statements give effect to the sale by Aztec Technology Partners, Inc. ("Aztec" or the "Company") of it's equity interests in Compel LLC, Fortran Corp., and Mahon Communications Corporation (together, the "Voice and Data Subsidiaries") on June 7, 2000 for $34.5 million in cash. Aztec used $30 million of the proceeds from the sale to reduce it's long-term debt. The pro forma condensed consolidated balance sheet gives effect to the sale of the Voice and Data Subsidiaries as if the sale had been completed as of March 31, 2000. The pro forma condensed consolidated statements of operations give effect to the sale of the Voice and Data Subsidiaries as if the sale had been completed at the beginning of the period presented.

The pro forma condensed consolidated statement of operations for the year ended December 31, 1999 includes the audited consolidated financial information of the Company for the year ended December 31, 1999 and the unaudited financial information of the Voice and Data Subsidiaries for the year ended December 31, 1999.

The pro forma condensed consolidated statement of operations for the three months ended March 31, 2000 includes the unaudited consolidated financial information of the Company for the three months ended March 31, 2000 and the unaudited financial information of the Voice and Data Subsidiaries for the three months ended March 31, 2000.

The unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of the Company and the historical financial information of the Voice and Data subsidiaries and reflects certain pro forma adjustments based upon preliminary estimates, available information and certain assumptions that management deems appropriate.

The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations which would have actually been reported had the sale been consummated as presented, or which may be reported in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company's Annual Report on Form 10-K/A for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the three months ended March 31, 2000.

                         AZTEC TECHNOLOGY PARTNERS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2000
                                 (In Thousands)


                                                                         HISTORICAL                         PRO FORMA
                                                             --------------------------------   ---------------------------------
                                                                                VOICE & DATA
                                                                  AZTEC         SUBSIDIARIES    NOTES  ADJUSTMENTS   CONSOLIDATED
                                                             --------------   ----------------  -----  -----------   ------------
 ASSETS

 Current assets:
        Cash and cash equivalents                            $        3,315   $            405     1   $     2,500   $      5,410
        Accounts receivable, net                                     60,431             13,254                             47,177
        Inventories                                                   8,670              1,084                              7,586
        Prepaid expenses and other current assets                    20,720              6,431     1         1,250         15,539
                                                             --------------   ----------------         -----------   ------------
              Total current assets                                   93,136             21,174               3,750         75,712

        Property and equipment, net                                  10,475              2,044                              8,431
        Intangibles, net                                             55,158             15,107                             40,051
        Other assets                                                  4,445                466     1           750          4,729
                                                             --------------   ----------------         -----------   ------------
              Total assets                                   $      163,214   $         38,791         $     4,500   $    128,923
                                                             ==============   ================         ===========   ============

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
        Current maturities of long-term debt                 $       70,456   $            100     1   $   (30,000)  $     40,356
        Accounts payable                                             28,316              5,796                             22,520
        Deferred revenue                                             10,426              2,087                              8,339
        Other accrued liabilities                                    17,885              3,964     2         1,200         15,121
                                                             --------------   ----------------         -----------   ------------
              Total current liabilities                             127,083             11,947             (28,800)        86,336

        Long-term debt                                                  160                 54                                106
        Other long-term liabilities                                   2,217                 80                              2,137
                                                             --------------   ----------------         -----------   ------------
              Total liabilities                                     129,460             12,081             (28,800)        88,579

 Stockholders' equity:
        Common stock                                                     23                                                    23
        Additional paid-in capital                                   95,006                                                95,006
        Retained earnings (deficit)                                 (61,275)            26,710   1,2        33,300        (54,685)
                                                             --------------   ----------------         -----------   ------------
              Total stockholders' equity                             33,754             26,710              33,300         40,344
                                                             --------------   ----------------         -----------   ------------

              Total liabilities and stockholders' equity     $      163,214   $         38,791         $     4,500   $    128,923
                                                             ==============   ================         ===========   ============



The following is a description of each of the pro forma adjustments:

          1. Represents the allocation of the gross proceeds of $34.5 million as follows:

                   Amount used to reduce current maturities of long-term debt $         30,000
                   Escrow amount recorded as a current other receivable                  1,250
                   Escrow amount recorded as a non-current other receivable                750
                   Net cash received                                                     2,500
                                                                              ----------------
                                                                              $         34,500
                                                                              ================

          2. Reflects legal, accounting, investment banking and other direct costs incurred in connection with the sale.



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                         AZTEC TECHNOLOGY PARTNERS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2000
                    (In Thousands, Except Per Share Amounts)


                                                                           HISTORICAL                       PRO FORMA
                                                                 ----------------------------  ----------------------------------
                                                                               VOICE & DATA
                                                                    AZTEC      SUBSIDIARIES    NOTES   ADJUSTMENTS   CONSOLIDATED
                                                                 ----------   ---------------  -----  -------------  ------------
Revenues                                                         $   81,517          $ 17,996                        $     63,521

Gross profit                                                         18,603             5,266                              13,337

Selling, general and administrative expenses                         18,081             3,644                              14,437
Amortization of intangibles                                             623                                                   623
                                                                 ----------   ---------------         -------------  ------------
       Operating income (loss)                                         (101)            1,622                              (1,723)
Other (income) expense                                                1,309               (71)     1           (687)          693
                                                                 ----------   ---------------         -------------  ------------
Income (loss) before provision for (benefit from) income taxes       (1,410)            1,693                   687        (2,416)
Income tax provision (benefit)                                         (575)              711      2            289          (997)
                                                                 ----------   ---------------         -------------  ------------
       Net income (loss)                                         $     (835)  $           982         $         398  $     (1,419)
                                                                 ==========   ===============         =============  ============


Weighted-average shares outstanding:
       Basic                                                         22,518                                                22,518
       Diluted                                                       22,518                                                22,518

Per share amounts:
       Basic                                                     $    (0.04)                                         $      (0.06)
       Diluted                                                   $    (0.04)                                         $      (0.06)



The following is a description of each of the pro forma adjustments:

          1. Represents the decrease in interest expense due to the $30 million debt reduction at an average rate during the period of 9.2%.

          2. Represents the recording of a tax provision resulting from the effect of the pro forma adjustment No. 1 above.

                         AZTEC TECHNOLOGY PARTNERS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                    (In Thousands, Except Per Share Amounts)


                                                                         HISTORICAL                      PRO FORMA
                                                                 ---------------------------   ---------------------------------
                                                                                VOICE & DATA
                                                                 AZTEC          SUBSIDIARIES   NOTES   ADJUSTMENTS  CONSOLIDATED
                                                                 -----------   -------------   -----   -----------  ------------
Revenues                                                         $   361,628   $      66,414                        $   295,214

Gross profit                                                          78,151          19,091                             59,060

Selling, general and administrative expenses                          71,725          12,758                             58,967
Amortization of intangibles                                            4,828             901                              3,927
Strategic restructuring costs                                          3,643                                              3,643
Write-off of goodwill                                                 69,123          19,200                             49,923
                                                                 -----------   -------------           -----------  -----------
       Operating loss                                                (71,168)        (13,768)                           (57,400)
Other (income) expense                                                 6,459            (127)      1        (2,327)       4,259
                                                                 -----------   -------------           -----------  -----------
Income (loss) before provision for (benefit from) income taxes       (77,627)        (13,641)                2,327      (61,659)
Income tax provision (benefit)                                        (3,827)          2,590       2           977       (5,440)
                                                                 -----------   -------------           -----------  -----------
       Net income (loss)                                         $   (73,800)  $     (16,231)          $     1,350  $   (56,219)
                                                                 ===========   =============           ===========  ===========


Weighted-average shares outstanding:
       Basic                                                          22,107                                             22,107
       Diluted                                                        22,107                                             22,107

Per share amounts:
       Basic                                                     $     (3.34)                                       $     (2.54)
       Diluted                                                   $     (3.34)                                       $     (2.54)



The following is a description of each of the pro forma adjustments:

          1. Represents the decrease in interest expense due to the $30 million debt reduction at an average rate during the period of 7.8%.

          2. Represents the recording of a tax provision resulting from the effect of the pro forma adjustment No. 1 above.